TWEEDY, BROWNE FUND INC.

                       Supplement dated December 19, 2007
                       to Prospectus dated August 1, 2007,
                        as supplemented October 11, 2007

     The Tweedy, Browne Fund Inc. (the "Company") hereby supplements its Prospectus dated August 1, 2007, as supplemented October 11, 2007, with the following information:

     Tweedy, Browne Global Value Fund (the "Global Value Fund") will commence accepting investments from new investors on Wednesday, January 2, 2008. In connection therewith, shareholders of the Tweedy, Browne Value Fund or the Tweedy, Browne Worldwide High Dividend Yield Value Fund may exchange their shares for shares of the Global Value Fund after five days, subject to any applicable redemption fee. Additional information relating to redemptions, exchanges and redemption fees for all three Funds is located on page 18 of the Prospectus.